Exhibit 10.23



                      FIRST AMENDMENT AND LIMITED WAIVER TO
                         RECEIVABLES TRANSFER AGREEMENT

         This First Amendment and Limited Waiver to Receivables Transfer Agreement (this "Amendment") is entered into as of December 31, 2000 by and among Bentley Mills, Inc., a Delaware corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation ("Chatham"), Guilford of Maine Marketing Co., a Nevada corpora tion ("Guilford"), Intek Marketing Co., a Nevada corporation
("Intek"), Interface Architectural Resources, Inc., a Michigan corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), Prince Street Technologies, Ltd., a Georgia corporation ("Prince Street"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec" and together with Bentley, Chatham, Guilford, Intek, Interface Architectural, Interface Flooring, Pandel and Prince Street, the "Existing Original Sellers" and, individually, an "Existing Original Seller"), Interface Americas, Inc., a Georgia corporation ("Interface Americas"), and Interface, Inc., a Delaware corporation, as Originator. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Transfer Agreement (as defined below) (or, if not defined in the Transfer Agreement, the meaning assigned to such term in the Purchase Agreement).

                                       PRELIMINARY STATEMENTS

         Each of the Existing Original Sellers and Originator entered into a certain Receivables Transfer Agreement, dated as of December 19, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer Agreement").

         Interface Americas desires to become a party to the Transfer Agreement as an Original Seller as of the date hereof upon the terms and conditions set forth therein and herein.

         Prince Street and Bentley desire to merge, effective as of 11:59 p.m. on the date hereof, with Bentley being the surviving corporation (the "Merger").

         Each of the parties hereto has requested that the Transfer Agreement be modified in order to permit the Merger and to effect the addition of Interface Americas as an Original Seller under the Transfer Agreement, as more particularly described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowl edged, the parties hereto hereby agree as follows:

         1. Addition of New Original Seller. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment,

                  (a) The Existing Original Sellers and Originator each hereby consent to the addition of Interface Americas as an Original Seller under the Transfer Agreement.

                  (b) Interface Americas hereby agrees to perform and to be bound by the terms and conditions of the Transfer Agreement as an Original Seller as of the date hereof.

                  (c) Interface Americas shall for all purposes be an Original Seller under the Transfer Agreement, and shall have all the rights and obligations of an Original Seller under the Transfer Agreement, to the same extent as if it were an original party thereto.

                  (d) For the purpose of Section 7.2 of the Transfer Agreement, notices to Interface Americas shall be sent to it at:

                  2859 Paces Ferry Road, Suite 2000
                  Atlanta, GA 30339

                  (e) Exhibit II to the Transfer Agreement is hereby amended to insert in its proper alphabetical order among the list of Original Sellers contained in Exhibit II to the Transfer Agreement:

                  Interface Americas, Inc.
                  ------------------------

                  Place of Business:          2859 Paces Ferry Road, Suite 2000
                                              Atlanta, GA 30339

                  Locations of Records:       2859 Paces Ferry Road, Suite 2000
                                              Atlanta, GA 30339 and

                                               P.O. Box 1503, Orchard Hill Road
                                               LaGrange, GA 30241

                  Federal Employer Identification Number: 58-2132517

                  (f) Exhibit V to the Transfer Agreement is hereby amended by adding the Credit and Collection Policy of Interface Americas (attached hereto as Exhibit B) thereto.

         2. Notice of Merger. Pursuant to the terms of Section 4.2(b) of the Transfer Agreement, Bentley and Prince Street hereby notify Originator of the Merger. In connection therewith, upon the effectiveness of the Merger and this Amendment, the Transfer Agreement shall be deemed amended by the deletion of all references to Prince Street therefrom.

         3. Limited Waiver. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, Originator hereby waives any Termination Event or Potential Termination Event that may arise as a result of Prince Street's failure to preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, in accordance with the provisions of Section 4.1(c) of the Transfer Agreement, as a result of the Merger.

         4. Representations and Warranties. Each Original Seller (including Interface Americas) represents and warrants, as of the date hereof, that after giving effect to this Amendment:

                  (a) all of the representations and warranties of such Original Seller contained in the Transfer Agreement, and in each other document or certificate delivered in connection therewith (other than those that expressly speak only as of a different date), are true and correct; and

                  (b) no Termination Event or Potential Termination Event has occurred and is continuing.

         5. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Originator shall have received a certificate, in the form set forth in Exhibit A hereto, of each of the Original Sellers certifying as to matters set forth in Sections 4(a) and (b) of this Amendment.

                  (c) Waivers and Amendments. The Originator shall have received duly executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with this Amendment.

                  (d) UCC-3 Financing Statements. The Originator shall have received duly executed proper financing statements for all jurisdictions as may be necessary or, in the opinion of Originator (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in connection with this Amendment.

                  (e) Seller's Consent. The Seller shall have waived the Termination Event that would otherwise have occurred pursuant to the terms of
Section 5.1(h) of the Receivables Sale Agreement as a result of the Originator's waiver as set forth in Section 3 of this Amendment.

                  (f) Agent's Consent. The Agent shall have waived the Amortiza-tion Event that would otherwise have occurred pursuant to the terms of Section 9.1(j) of the Receivables Purchase Agreement as a result of the Originator's waiver as set forth in Section 3 of this Amendment.

                  (g) Interface Americas. The Originator shall have received each of the following:

                           (i) Articles of Incorporation. The Articles or Certificate of Incorporation of Interface Americas, certified by the Secretary of State of the jurisdiction of incorporation of Interface Americas.

                           (ii) By-laws. A copy of the by-laws of Interface Americas, certified by its Secretary or Assistant Secretary.

                           (iii) Resolutions. A copy of the Resolutions of the Board of Directors of Interface Americas, certified by its Secretary or Assistant Secretary, authorizing its execution and delivery of this Amend ment and the performance by Interface Americas of its obligations hereun der and under the Transfer Agreement and the other documents to be delivered by it in connection herewith and therewith.

                           (iv) Good Standing Certificate. A good standing certificate (or its equivalent) for Interface Americas issued by the Secretar ies of State of its state of incorporation and each jurisdiction where it has material operations, each of which is listed below:

                                   (1) Georgia

                           (v) Secretary's Certificate. A certificate of the Secre tary or Assistant Secretary of Interface Americas certifying the names and signatures of the officers authorized on its behalf to execute this Amend ment and any other documents to be delivered by it hereunder.

                           (vi) UCC Lien  Searches.  State and federal tax lien,
                  judgment lien and UCC lien searches against Interface Americas from the following jurisdictions:

                                   (1) Georgia

                           (vii) UCC Financing Statements.  Duly executed proper
                  financing statements for all jurisdictions as may be necessary or, in the opinion of Originator (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the sale of Receivables by Interface Americas under the Transfer Agreement as amended hereby.

                           (viii) UCC Termination Statements. Time-stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receiv ables, Contracts or Related Security previously granted by Interface Americas.

                           (ix) Opinions of Counsel. Delivery of favorable opinions of legal counsel for Interface Americas reasonably acceptable to Originator (or its assigns) with respect to true sale, corporate and security interest matters.


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

         6. Effect of Amendments. (a) The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Transfer Agreement as amended hereby or any other Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Originator, Seller, the Financial Institutions, the Company or the Agent may now have or may have in the future under or in connection with the Transfer Agreement as amended hereby or any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Transfer Agreement to "the Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Transfer Agreement" or the "Receivables Transfer Agreement" shall mean the Transfer Agreement as amended hereby. This Amendment shall be construed in connec tion with and as part of the Transfer Agreement as amended hereby and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transfer Agreement as amended hereby and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Each of the Original Sellers hereby jointly and severally agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the parties hereto).

                  (c) This Amendment may be executed in any number of counter parts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (d) Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]




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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      BENTLEY MILLS, INC.,
                                      as an Original Seller

                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President,
                                                  Treasurer and
                                                  Assistant Secretary

                                      Address:    16461 E. Don Julian Road
                                                  City of Industry, CA  91746


                                      CHATHAM MARKETING CO.,
                                      as an Original Seller


                                     By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President and
                                                  Assistant Secretary

                                     Address:     P. O. Box 530
                                                  304 E. Main Street
                                                  Elkin, NC  28621


                                      GUILFORD OF MAINE MARKETING CO., as an
                                      Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President and
                                                  Assistant Secretary

                                      Address:    P.O. Box 179
                                                  Oak Street
                                                  Guilford, ME  04443

                                      INTEK MARKETING CO.,
                                      as an Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President and
                                                  Assistant Secretary

                                      Address:    P.O. Box 1007
                                                  300 Taylor Street
                                                  Aberdeen, NC  28315


                                      INTERFACE AMERICAS, INC.,
                                       as an Original Seller

                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President,
                                                  Treasurer and
                                                  Assistant Secretary

                                      Address:    2859 Paces Ferry Road
                                                  Suite 2000
                                                  Atlanta, GA 30339


                                      INTERFACE ARCHITECTURAL RESOURCES,
                                      INC., as an Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President and
                                                  Assistant Secretary

                                      Address:    3700 32nd Street
                                                  Grand Rapids, MI   49512-1824

                                      INTERFACE FLOORING SYSTEMS, INC., as an
                                       Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President,
                                                  Treasurer and
                                                  Assistant Secretary

                                         Address:  P.O. Box 1503
                                                   Orchard Hill Road
                                                   LaGrange, GA  30241


                                      PANDEL, INC.,
                                      as an Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:  Senior Vice President,
                                                 Treasurer and
                                                 Assistant Secretary

                                      Address:    21 River Drive
                                                  Cartersville, GA   30120


                                      PRINCE STREET TECHNOLOGIES, LTD., as an
                                      Original Seller

                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President,
                                                  Treasurer and
                                                  Assistant Secretary

                                      Address:    1450 West Avenue
                                                  P.O. Drawer 2530
                                                  Cartersville, GA   30120

                                      TOLTEC FABRICS, INC.,
                                      as an Original Seller


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Senior Vice President and
                                                  Assistant Secretary

                                      Address:    2859 Paces Ferry Road,
                                                  Suite 2000
                                                  Atlanta, GA   30339


                                      INTERFACE, INC.


                                      By:      /s/ Daniel T. Hendrix
                                         --------------------------------------
                                         Name: Daniel T. Hendrix
                                         Title:   Executive Vice President, CFO,
                                                  Treasurer and Assistant
                                                  Secretary

                                      Address:    2859 Paces Ferry Road,
                                                  Suite 2000
                                                  Atlanta, GA   30339